EXHIBIT 10.3

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

MR3 SYSTEMS, INC.
WARRANT I

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

This certifies that, for good and valuable consideration, receipt of which is hereby acknowledged, MRD Holdings Inc. (the “Holder”) is entitled to purchase, subject to the terms and conditions of this Warrant, from MR3 Systems, Inc., a Delaware corporation (the “Company”), a number of fully paid and nonassessable shares of Common Stock (the “Shares”) of the Company, which when issued upon exercise and added to the number of shares of Common Stock and Series B Convertible Preferred Stock of the Company currently owned by the Holder on the date of exercise, will equal fifty-one percent (51%) of the total number of outstanding shares of capital stock and fifty-one percent (51%) of the total number of outstanding voting securities of the Company, calculated on a fully-diluted as converted-to-common basis, during the period commencing on the date hereof (the “Commencement Date”) and ending at 5:00 p.m. California time, on the date which is ten (10) years from the Commencement Date (the “Expiration Date”), at which time this Warrant will expire and become void unless earlier terminated as provided herein. This Warrant has been issued in connection with that certain Stock Purchase and Loan Option Agreement between Holder and the Company (“Purchase Agreement”) dated May 30, 2005 (“Purchase Agreement”). Upon exercise of this Warrant, the Company will issue to Holder a new Warrant in the form hereof, representing Holder’s continuing right to purchase that number of shares of Common Stock of the Company, which when issued upon exercise, and added to the number of shares of Common Stock and Series B Preferred Stock currently owned by the Holder on the date of exercise will equal fifty-one percent (51%) of the total number of outstanding shares of capital stock and fifty-one percent (51%) of the total number of outstanding voting securities of the Company, calculated on a fully-diluted as converted-to-common basis. The Company shall provide Investor with written notice within five (5) business days after the issuance of any capital stock of the Company pursuant to the exercise, conversion or exchange of stock options, rights to acquire stock or other equity securities or securities convertible into stock or other equity securities, convertible notes, warrants and/or other equity securities of the Company outstanding on the date hereof, so as to enable Investor to exercise this Warrant.

1. Vesting and Exercise Price.

(a) The right to exercise this Warrant shall fully vest on the Commencement Date.

(b) The aggregate exercise or purchase price for the Shares shall be one cent ($.01) (the “Exercise Price”).

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

2. Exercise and Payment.

(a) Cash Exercise. At any time after the Commencement Date, this Warrant may be exercised, in whole or in part, from time to time by the Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder to the Company at the principal executive offices of the Company, together with payment in the amount of the Exercise Price then in effect, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the Company.

(b) Net Issuance. In lieu of payment of the Exercise Price described in Section 2(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto (the “Net Issuance Election Notice”) duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as is computed using the following formula:

where: X = Y (A-B)
A

X =         the number of Shares to be issued to the Holder pursuant to this Section 2.

Y =	the number of Shares covered by this Warrant in respect of which the net issuance election is made pursuant to this Section 2.

A =	the fair market value of one Share, as determined in accordance with the provisions of this Section 2.

B =	the Exercise Price in effect under this Warrant at the time the net issuance election is made pursuant to this Section 2.

For purposes of this Section 2, the “fair market value” per Share shall mean:

i. If the class of Shares is traded on a national securities exchange or is listed on the Nasdaq National Market (the “NNM”) or other over-the-counter quotation system, the fair market value shall be the last reported sale price of a Share on such exchange or on the NNM or other over-the-counter quotation system on the last business day before the effective date of exercise of the net issuance election or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange, the NNM or over-the-counter quotation system; and

ii. If the class of Shares is not so listed and bid and ask prices are not reported, the fair market value shall be the price per Share which the Company could obtain from a willing buyer for Shares sold by the Company, as such price shall be determined in good faith by the Company’s Board of Directors.

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STOCK PURCHASE AND LOAN OPTION AGREEMENT

(c) Replacement Warrant. Immediately following the exercise of this Warrant, the Company shall prepare a new Warrant, substantially identical hereto, representing the right to purchase, for an aggregate exercise price of one cent ($0.01), a number of fully paid and nonassessable shares of Common Stock of the Company, which when issued upon exercise and added to the number of shares of Common Stock and Series B Convertible Preferred Stock of the Company then-owned by the Holder on the date of exercise, will equal fifty-one percent (51%) of the total number of outstanding shares of capital stock and fifty-one percent (51%) of the total number of outstanding voting securities of the Company, calculated on a fully-diluted as converted-to-common basis.

3. Delivery of Certificates. Within a reasonable time after exercise, in whole or in part, of this Warrant, the Company shall issue in the name of and deliver to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares which the Holder shall have requested in the Notice of Exercise or Net Issuance Election Notice. If this Warrant is exercised in part, the Company shall deliver to the Holder a new Warrant for the unexercised portion of this Warrant at the time of delivery of such certificate or certificates.

4. No Fractional Shares. No fractional Shares or scrip representing fractional Shares will be issued upon exercise of this Warrant. If upon any exercise of this Warrant a fraction of a Share results, the Company will pay the Holder the difference between the cash value of the fractional Share and the portion of the Exercise Price allocable to the fractional Share.

5. Charges, Taxes and Expenses. The Holder shall pay all transfer taxes or other incidental charges, if any, in connection with the transfer of the Shares purchased pursuant to the exercise hereof from the Company to the Holder.

6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

7. Saturdays, Sundays, Holidays, Etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding weekday which is not a legal holiday.

8. Rights As Shareholder. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, or be notified of Shareholder meetings, and, except as provided in the Purchase Agreement and in the Investor Rights and Stockholder Agreement dated May 30, 2005, the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any Common Stock or any other securities or property, or to receive any other right, the Company shall mail to each Holder of this Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

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STOCK PURCHASE AND LOAN OPTION AGREEMENT

9. Restricted Securities. The Holder understands that this Warrant and the Shares purchasable hereunder constitute “restricted securities” under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 (the “1933 Act”) or an applicable exemption from such registration. In this connection, the Holder acknowledges that Rule 144 of the Securities and Exchange Commission (the “SEC”) is not now, and may not in the future be, available for resale of the Warrant and the Shares purchasable hereunder. Unless the Shares are subsequently registered, the Holder further acknowledges that the securities legend on Exhibit A to the Notice of Exercise attached hereto shall be placed on any Shares issued to the Holder upon exercise of this Warrant.

10. Certification of Investment Purpose. Unless a current registration statement under the 1933 Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder covenants and agrees that, at the time of exercise hereof, he will deliver to the Company a written certification executed by the Holder that the securities acquired by such Holder upon exercise hereof are for the account of such Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

11. Disposition of Shares. Holder hereby agrees not to make any disposition of any Shares purchased hereunder unless and until:

(a) Holder shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Shares; and

(c) Holder shall have provided the Company with written assurances, in form and substance reasonably satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act has been taken.

The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 11 or (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of the terms of this Warrant.

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STOCK PURCHASE AND LOAN OPTION AGREEMENT

12. Transferability.

(a) General. This Warrant shall be transferable only on the books of the Company maintained at its principal office in San Francisco, California or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrants to the person entitled thereto.

(b) Limitations on Transfer. This Warrant shall not be sold, transferred, assigned or hypothecated by the Holder except to (i) one or more persons, each of whom on the date of transfer is an officer of the Holder; (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder; (iii) a successor to the Holder in any merger or consolidation; (iv) a purchaser of all or substantially all of the Holder’s assets; or (v) any person receiving this Warrant from one or more of the persons listed in this Section 12(b) at such person’s or persons’ death pursuant to will, trust or the laws of intestate succession. This Warrant may be divided or combined, upon request to the Company by the Holder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares.

13. Miscellaneous.

(a) Construction. Unless the context indicates otherwise, the term “Holder” shall include any transferee or transferees of this Warrant pursuant to Section 12(b), and the term “Warrant” shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to Section 12(b).

(b) Restrictions. By receipt of this Warrant, the Holder makes the same representations with respect to the acquisition of this Warrant as the Holder is required to make upon the exercise of this Warrant and acquisition of the Shares purchasable hereunder as set forth in the Form of Investment Letter attached as Exhibit A to the Notice of Exercise attached hereto.

(c) Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (or one (1) day following timely deposit with a reputable overnight courier with next day delivery instructions), or upon confirmation of receipt by the sender of any notice by facsimile transmission, at the address indicated below or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

To Holder:	Charles K. C. Chan
MRD Holdings Inc.
The Naaman’s Building Suite 206
305 Silverside Rd.,
DE 19810 Wilmington
Delaware, USA

To the Company:	Dr. William C. Tao
Chief Executive Officer
MR3 Systems, Inc.
435 Brannan Street, Suite 200
San Francisco, California 94107

(d) Governing Law. This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

(e) Entire Agreement. This Warrant, the exhibits and schedules hereto, and the documents referred to herein, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

(f) Binding Effect. This Warrant and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and its successors and assigns, and Holder and its successors and assigns.

(g) Waiver; Consent. This Warrant may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the parties hereto, and no waiver of any of the provisions or conditions of this Warrant or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto.

(h) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and the balance shall be enforceable in accordance with its terms.

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Warrant effective as of the date hereof.

DATED: May 30, 2005	THE COMPANY: MR3 SYSTEMS, INC. By: /s/ William C. Tao Name: William C. Tao, Ph.D. Title: Chief Executive Officer
HOLDER: MRD HOLDINGS INC. By: /s/ Charles K.C. Chan Name: Charles K. C. Chan Title: Managing Director

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

NOTICE OF EXERCISE

To: MR3 SYSTEMS, INC.

The undersigned hereby elects to purchase _____________ shares of _________ Stock (the “Shares”) of MR3 Systems, Inc., a Delaware corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price pursuant to the terms of the Warrant.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 10 of the Warrant.

Please issue certificates representing the Common Stock purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

Dated: ______________________________________	________________________________________ Name:_________________________________________ Title:__________________________________________

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

NET ISSUANCE ELECTION NOTICE

To: MR3 SYSTEMS, INC.
Date:_____________

The undersigned hereby elects under Section 2 of the attached Warrant to surrender the right to purchase ___________ shares of ___________ Stock (the “Shares”) pursuant to the attached Warrant. The Certificate(s) for the Shares issuable upon such net issuance election shall be issued in the name of the undersigned or as otherwise indicated below.

Attached as Exhibit A is an investment representation letter addressed to the Company and executed by the undersigned as required by Section 12 of the Warrant.

Please issue certificates representing the Shares purchased hereunder in the names and in the denominations indicated on Exhibit A attached hereto.

Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.

___________________________
Signature

___________________________
Name for Registration

___________________________
Mailing Address

EXHIBIT B
STOCK PURCHASE AND LOAN OPTION AGREEMENT

EXHIBIT A-1

To: MR3 SYSTEMS, INC.

In connection with the purchase by the undersigned of _________ shares of Common Stock (the “Shares”) of MR3 Systems, Inc., a Delaware corporation (the “Company”), upon exercise of that certain Warrant dated as of _______, 2005, the undersigned hereby represents and warrants as follows:

The Shares to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Shares. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares.

The undersigned understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Shares unless and until:

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(i) The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.

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STOCK PURCHASE AND LOAN OPTION AGREEMENT

The undersigned understands the instruments evidencing the Shares may bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

Dated: ______________________________________	________________________________________ Name:_________________________________________ Title:__________________________________________